UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      November 15, 2005 (November 14, 2005)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                      0-20632                  43-1175538
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                               FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                                                       Page
                                                                                                       ----

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.............................................      1

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT..........................................      1

SIGNATURE..........................................................................................      2


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 14, 2005, First Banks, Inc., a Missouri corporation ("First Banks" or the "Company"), borrowed the remaining $20.0 million available on a $100.0 million term loan facility ("Term Loan"). On August 16, 2005, First Banks filed a Current Report on Form 8-K pursuant to Item 1.01 and Item 2.03 reporting that First Banks entered into an Amended and Restated Secured Credit Agreement with a group of unaffiliated financial institutions ("Credit Agreement") in the amount of $122.5 million. The Credit Agreement provided a $15.0 million revolving credit facility, a $7.5 million letter of credit facility and the Term Loan. First Banks borrowed $80.0 million on the Term Loan on August 11, 2005. The $100.0 million outstanding principal balance of the Term Loan is payable in ten equal quarterly installments of $5.0 million each commencing on March 31, 2006, with the remainder of the Term Loan balance to be repaid in full, including any unpaid interest, upon maturity on August 10, 2008. Interest is payable on the outstanding principal loan balances of the Term Loan at a floating rate equal to the Eurodollar Rate plus a margin determined by the outstanding loan balances and First Banks' net income for the preceding four calendar quarters. First Banks intends to use the proceeds of the $20.0 million advance under the Credit Agreement for general corporate purposes and for potential acquisitions.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST BANKS, INC.



Date:  November 15, 2005                   By: /s/ Allen H. Blake
                                               ---------------------------------
                                                   Allen H. Blake
                                                   President and
                                                   Chief Executive Officer